SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 22, 2003
        ---------------------------------------------------------------
                Date of report (Date of earliest event reported)


                       HUTCHINSON TECHNOLOGY INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Minnesota                        0-14709                  41-0901840
     --------------------             -------------            -----------------
  (State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)



   40 West Highland Park Drive N.E.
        Hutchinson, Minnesota                                       55350
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(Address of Principal Executive Offices)                          (Zip Code)


                              (320) 587-3797
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           (Registrant's Telephone Number, Including Area Code)




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Item 7.      Financial Statements and Exhibits.

           (c)  Exhibits

                99.1      Press Release dated April 22, 2003
                99.2      Reconciliation of Non-GAAP to GAAP Financial Measures

Item 9.      Regulation FD Disclosure.

           The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

           On April 22, 2003, Hutchinson Technology Incorporated (the "Company") reported its financial results for its second fiscal quarter and for the twenty-six weeks ended March 30, 2003. See the Company's press release dated April 22, 2003, which is furnished as Exhibit 99.1 hereto.

           The press release includes information about the effect on the Company's diluted net income per share of an approximately $3.5 million pre-tax charge relating to the redemption premium and unamortized fees on the Company's 6% Convertible Subordinated Notes due 2005, which were redeemed during the quarter. In addition, the Company intends to disclose its diluted net income per share excluding the charge in a conference call related to the press release.

           The information about the effect of the charge on the Company's diluted net income per share, and the Company's diluted net income per share excluding the charge, are non-GAAP financial measures. A reconciliation of these measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is furnished as Exhibit 99.2 hereto.

           The Company's management believes that the information about the effect of the charge on the Company's diluted net income per share, and the Company's diluted net income per share excluding the charge, provide useful information to investors because they quantify the effect of a significant charge relating to the Company's financing, rather than to its operating performance.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HUTCHINSON TECHNOLOGY INCORPORATED


Date:  April 22, 2003     /s/ John A. Ingleman
                          ------------------------------------------------------
                          John A. Ingleman
                          Vice President, Chief Financial Officer and Secretary




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                                  EXHIBIT INDEX

No.    Description                                              Manner of Filing
---    -----------                                              ----------------

99.1   Press Release dated April 22, 2003...................Filed Electronically
99.2   Reconciliation of Non-GAAP to GAAP Financial
       Measures.............................................Filed Electronically




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